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                                                  EXHIBIT 10.25



              FIRST AMENDMENT TO CREDIT AGREEMENT
              -----------------------------------


     This FIRST AMENDMENT TO CREDIT AGREEMENT is made and entered into effective as of April 2, 1998 (this "Amendment") among
                                          ---------
WILLBROS GROUP, INC., a Republic of Panama corporation ("WGI" or
                                                         ---
the "Company"); the Designated Subsidiaries from time to time
     -------
(WGI and such Designated Subsidiaries collectively, the

"Borrowers" and individually, a "Borrower"); CREDIT LYONNAIS NEW
 ---------                       --------
YORK BRANCH, as a Bank and as Co-Agent; the several financial institutions from time to time parties to the Credit Agreement defined below (collectively, the "Banks" and individually, a
                                  -----
"Bank"), and ABN AMRO BANK N.V., individually ("ABN AMRO") as a
 ----                                           --- ----
Bank and as agent for the Banks (in such capacity, the "Agent").
                                                        -----

                        R E C I T A L S
                        - - - - - - - -

     A.   The Borrowers, the Agent, the Co-Agent and the Banks

previously entered into that certain Credit Agreement dated as of

February 20, 1997 (the "Credit Agreement"), pursuant to which the
                        ----------------
Lenders agreed to make certain loans to and extensions of credit on behalf of the Borrowers upon the terms and conditions as

provided therein.

     B.   Pursuant to Section 2.1(b), the Company hereby requests

that the Commitment Termination Date be extended for an

additional one year, and the Banks are agreeable to such request.

     C.   The Borrowers, the Agent, the Co-Agent and the Banks

now desire to make certain amendments to the Credit Agreement.

     NOW, THEREFORE, in consideration of the premises and other good and valuable consideration and the mutual benefits,

covenants and agreements herein expressed, the parties hereto now agree as follows:

     1.   All capitalized terms used in this Amendment and not

otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement.


     2.   The definitions of "Agreement" and "Commitment
                              ---------       ----------
Termination Date" in Section 1.1 of the Credit Agreement are
----------------
hereby amended to read as follows:

          "Agreement" means this Credit Agreement, as
           ---------
     amended by the First Amendment and as the same may be

     amended, modified, supplemented or restated from time

     to time.

          "Commitment Termination Date" means the earlier to
           ---------------------------
     occur of (a) February 20, 2003, as such date may be

     extended pursuant to Section 2.1(b) or (b) the date on
                          --------------
     which the Commitments shall otherwise terminate in

     accordance with the provisions of this Agreement.



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     3.   Section 1.1 of the Credit Agreement is hereby

supplemented, where alphabetically appropriate, with the

addition of the following definition:

          "First Amendment" means that certain First
           ---------------
     Amendment to Credit Agreement dated effective as of

     April 2, 1998 among the Borrowers, the Agent, the Co-

     Agent and the Banks.

     4.   Each of the undersigned Subsidiaries hereby expressly

(i) acknowledge the terms of this Amendment, (ii) ratify and affirm its obligations under the Credit Documents to which it is a party, (iii) acknowledges, renews and extends its continued

liability under the Credit Documents to which it is a party and

(iv) agrees that the Credit Documents to which it is a party remain in full force and effect with respect to the Indebtedness.

     5.   This Amendment shall become binding when the Agent

shall have received counterparts of this Amendment executed by the Borrowers and the Banks and such other documents as the Agent or its counsel may reasonably request.

     6.   The parties hereto hereby acknowledge and agree that,

except as specifically supplemented and amended, changed or

modified hereby, the Credit Agreement shall remain in full force and effect in accordance with its terms.

     7.   The Borrowers hereby reaffirm that as of the date of

this Amendment, the representations and warranties made by the

Borrowers in Article V of the Credit Agreement as amended hereby are true and correct on the date hereof as though made on and as of the date of this Amendment.

     8.   This Amendment shall be governed by, and construed in

accordance with, the laws of the State of New York.

     9.   This Amendment may be executed in two or more counter

parts, and it shall not be necessary that the signatures of all parties hereto be contained on any one counterpart hereof; each counterpart shall be deemed an original, but all of which

together shall constitute one and the same instrument. Delivery of an executed signature page by facsimile transmission shall be as effective as delivery of a manually executed counterpart

hereof.

     10.  THE CREDIT AGREEMENT AS AMENDED BY THIS AMENDMENT

TOGETHER WITH THE OTHER CREDIT DOCUMENTS EMBODIES THE ENTIRE

AGREEMENT AND UNDERSTANDING AMONG THE PARTIES TO IT AND

SUPERSEDES ALL PRIOR OR CONTEMPORANEOUS AGREEMENTS AND

UNDERSTANDINGS OF SUCH PERSONS, VERBAL OR WRITTEN, RELATING TO

THE SUBJECT MATTER HEREOF EXCEPT FOR THE FEE LETTER AND ANY PRIOR

ARRANGEMENTS MADE WITH RESPECT TO THE PAYMENT BY ANY BORROWER OF

(OR ANY INDEMNIFICATION FOR) ANY FEES, COSTS OR EXPENSES PAYABLE

TO OR INCURRED (OR TO BE INCURRED) BY OR ON BEHALF OF THE AGENT

OR THE BANKS.


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     IN WITNESS WHEREOF, the parties hereto have caused this

Amendment to be duly executed effective as of the date first above written.


BORROWER:                     WILLBROS GROUP, INC.



                                   By:     /s/ Melvin F. Spreitzer
                                   Name:   Melvin F. Spreitzer
                                   Title:  Executive Vice President

AGENT AND BANK:                    ABN AMRO BANK N.V.



                                   By:     /s/ W. Bryan Chapman
                                   Name:   W. Bryan Chapman
                                   Title:  Group Vice President


                                   By:     /s/ Stephanie Balette
                                   Name:   Stephanie Balette
                                   Title:  Assistant Vice President

CO-AGENT AND BANK:                 CREDIT LYONNAIS NEW YORK
                                   BRANCH



                                   By:     /s/ Pascal Poupelle
                                   Name:   Pascal Poupelle
                                   Title:  Executive Vice President

BANKS:                             NATIONSBANK, N.A. (formerly known
                                   as Boatmen's National Bank of
                                   Oklahoma)



                                   By:     /s/ Brad S. Thompson
                                   Name:   Brad S. Thompson
                                   Title:  Vice President

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                                   THE BANK OF NOVA SCOTIA



                                   By:     /s/ A.S. Norsworthy
                                   Name:   A.S. NORSWORTHY
                                   Title:  SR. TEAM LEADER-LOAN OPERATIONS

                                   ARAB BANKING CORPORATION
                                   (B.S.C.)



                                   By:     /s/ Grant E. McDonald
                                   Name:   GRANT E. McDONALD
                                   Title:  VICE PRESIDENT

                                   AUSTRALIA AND NEW ZEALAND
                                   BANKING GROUP LTD.



                                   By:     /s/ Kyle Loughlin
                                   Name:   Kyle Loughlin
                                   Title:  Vice President

                                   BANK AUSTRIA
                                   AKTIENGESELLSCHAFT - GRAND
                                   CAYMAN BRANCH



                                   By:     /s/ J. Anthony Seay
                                   Name:   J. Anthony Seay
                                   Title:  First Vice President
                                           BANK AUSTRIA, AG

                                   BANK OF OKLAHOMA, N.A.



                                   By:     /s/ Pam Perrin Schloeder
                                   Name:   PAM PERRIN SCHLOEDER
                                   Title:  VICE PRESIDENT

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                                   THE BANK OF TOKYO-MITSUBISHI,
                                   LTD.-HOUSTON AGENCY



                                   By:     /s/ John W. McGhee
                                   Name:   John W. McGhee
                                   Title:  Vice President and Manager

                                   WILLBROS USA, INC.



                                   By:     /s/ Melvin F. Spreitzer
                                   Name:   Melvin F. Spreitzer
                                   Title:  Executive Vice President

                                   WILLBROS ENGINEERING &
                                   CONSTRUCTION LIMITED



                                   By:     /s/ Adrian P. Wright
                                   Name:   Adrian P. Wright
                                   Title:  Vice President

                                   MUSKETEER OIL B.V.



                                   By:     /s/ Wolbert H. Kamphuijs
                                   Name:   Wolbert H. Kamphuijs
                                   Title:  HOLLAND INTERTRUST CORPORATION B.V
                                           Managing Director